Greenwich Street

                                   CALIFORNIA
                               MUNICIPAL FUND INC.

                                                                Quarterly Report
                                                                    May 31, 1998

                Greenwich Street California Municipal Fund Inc.

Dear Shareholder:

We are pleased to provide the quarterly report for the Greenwich Street California Municipal Fund, Inc. ("Fund") for the period ended May 31, 1998. Over the nine-month period covered by this report, the Fund distributed income dividends totaling $0.43 per share. The table below details the annualized distribution rate and nine-month total return based on the Fund's May 31, 1998 net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price.

     Price              Annualized             Nine-Month
   Per Share        Distribution Rate*        Total Return
   ---------        ------------------        ------------
  $14.18 (NAV)            4.57%                   8.15%
  $12.938 (AMEX)          5.01%                   5.74%

In comparison, the Fund's Lipper Analytical Services, Inc. peer group average posted a total return on NAV of 8.20% for the same time period. (Lipper is a major fund-tracking organization.)

Municipal Bond Market Update

The past year under review has seen a clear dichotomy develop between domestic and international pressures on the bond markets. Recently, the weakness in Southeast Asia has kept inflationary pressures low and has provided a soft economic backdrop that in turn has helped to support bond prices. With respect to the U.S. economy, the data has been quite different and indicates powerful economic growth, tight labor markets and some signs of higher inflationary pressures. These conditions would normally point to a Federal Reserve Board ("Fed") tightening of short-term interest rates and weakening bond prices. However, Asia's problems have put Fed monetary policy temporarily on hold and have created a classic standoff between the bulls and the bears. Some investors may perceive this standoff as relative calm in a market that is actually more turbulent than it may appear. While the market may seem calm on the surface, pressures from both viewpoints are building. We expect that one side will ultimately prevail and become dominant, probably before the end of the year. In our opinion, current domestic concerns should outweigh foreign considerations among Fed policy-makers.

----------
*This distribution assumes that the current monthly income dividend rate of $0.054 per share will be paid for twelve months.

California Economic Highlights

Despite growing problems in Southeast Asia, California's economy has continued to gain momentum. Although almost half of all goods manufactured in California find their way to Southeast Asia, sales to that region have been quite stable. Furthermore, exports from California to other areas, particularly Mexico and Canada, have experienced solid gains. Low unemployment and higher personal income levels have helped increase State budget coffers. In fact, the Golden State is currently enjoying a $1.6 billion budget surplus.

Investment Strategy

The yield curve has become extremely flat in the last few months. (The yield curve shows the difference between short- and long-term yields.) That means there is little extra yield being offered by owning longer maturity bonds and taking on the added risks of higher interest rate volatility.

We have attempted to increase the Fund's coupon and decrease its average maturity from where we were last year. (Coupon is the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value. Average maturity is a dollar weighted average maturity of bonds contained in the portfolio.) While this may be a more conservative investment strategy, for us this appears to be a rare opportunity to come in shorter on the yield curve in the municipal bond market without any appreciable sacrifice in the income stream. With today's low interest rates, we think our strategy is prudent.

During the past quarter, the Fund focused on hospital bonds (20.3%), water and sewer bonds (19.6%) and transportation bonds (17.5%) because we believed they offered good relative values. At the end of May, the Fund's weighted average maturity was approximately 24 years. In addition, as of May 31, 1998, approximately 99% of the Fund's holdings were rated investment grade by either Standard & Poor's Ratings Group or Moody's Investors Services Inc., with approximately 42% of the Fund invested in AAA bonds, the highest rating. (Investment-grade bonds are those rated in one of the four highest ratings categories by nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality.)

Municipal Bond Market Outlook

Municipal bonds today trade at approximately 90% of 30-year U.S. Treasury bonds, which is an extremely attractive after-tax spread. U.S. Treasury bond rates have been pushed down by several forces, but most recently by foreign capital exiting Asia in a "flight to quality." Because these foreign investors do not gain any benefit from tax-exempt income, municipal bonds have not appreciated as much as U.S. Treasurys of late. It also means that when the tide turns, the Fund's currently more defensive investment strategy should hold us in good stead in any future market sell-off.

We have also seen a significant increase in the volume of new issues in the municipal bond market taking advantage of historically low interest rates. We believe the municipal bond market is comparatively inexpensive and provides us with a broad spectrum of securities to choose from. For us, that means the issues we will consider will probably remain high in credit quality and somewhat shorter in maturity than in past market cycles.

In closing, thank you for investing in the Greenwich Street California Municipal Fund Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon            /s/ Joseph P. Deane

Heath B. McLendon                Joseph P. Deane
Chairman                         Vice President and
                                 Investment Officer

June 22, 1998

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? The power of automatically reinvesting your dividends is one of the most successful investment strategies available today. Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan, a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. The Fund's complete Dividend Reinvestment Plan ("Plan") begins on page 17. Below is a short summary of how the Dividend Reinviestment Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Fund will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at the Fund's NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investors Services Group, Inc. at (800) 331-1710.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                 May 31, 1998
--------------------------------------------------------------------------------

   FACE
  AMOUNT            RATINGS                           SECURITY                                     VALUE
===========================================================================================================
Education -- 8.5%
                             California Education Facility Authority:
   $ 2,100,000      A1*         Loyola Marymount University, 5.750% due 10/1/24                 $ 2,176,125
     2,000,000      A3*         Southwestern University, 6.700% due 11/1/24                       2,222,500
-----------------------------------------------------------------------------------------------------------
                                                                                                  4,398,625
-----------------------------------------------------------------------------------------------------------
General Obligation -- 3.3%
     1,715,000      AAA      California State GO, AMBAC-Insured, 5.000% due 10/1/18               1,695,706
-----------------------------------------------------------------------------------------------------------
Hospital -- 20.3%
                             California Health Facility Financing Authority:
     1,930,000      A+          Daniel Freeman Hospital, (Pre-Refunded-- Escrowed with
                                  U.S. government securities to 5/1/05 Call @ 102),
                                  6.500% due 5/1/20(a)                                            2,217,088
     2,000,000      A+          Kaiser Permanente Hospital, 5.550% due 8/15/25                    2,005,000
     2,000,000      AA       California Statewide Community Development Authority, COP,
                                St. Joseph's Hospital, (Pre-Refunded -- Escrowed with
                                state & local government securities to 7/1/04 Call @ 102),
                                6.625% due 7/1/21(b)                                              2,290,000
     2,000,000      AA       Fresno Health Facility Revenue, Holy Cross Health
                                System, 5.625% due 12/1/15                                        2,075,000
     1,705,000      A        Torrence Hospital Revenue, Little Company of Mary
                                Hospital, 6.875% due 7/1/15                                       1,854,188
-----------------------------------------------------------------------------------------------------------
                                                                                                 10,441,276
-----------------------------------------------------------------------------------------------------------
Housing -- 7.2%
     1,400,000      Aa2*     California HFA Home Mortgage, Series E, FHA-Insured,
                                6.375% due 8/1/27(c)                                              1,515,500
     2,000,000      AAA      Santa Rosa Mortgage Revenue, Village Square
                                Apartments, FHA-Insured, 6.875% due 9/1/27                        2,187,500
-----------------------------------------------------------------------------------------------------------
                                                                                                  3,703,000
-----------------------------------------------------------------------------------------------------------
Miscellaneous -- 11.3%
     2,000,000      AAA      Los Angeles Convention and Exhibition Center Authority
                                Lease Revenue, MBIA-Insured, 5.375% due 8/15/18                   2,027,500
     1,675,000      AAA      Orange County 1996 Recovery COP, Series A,
                                MBIA-Insured, 6.000% due 7/1/26                                   1,815,281
     2,005,000      AAA      Pomona California, Public Financing Authority Revenue,
                                (Pomona Redevelopment Project), 5.000% due 2/1/18                 1,979,937
-----------------------------------------------------------------------------------------------------------
                                                                                                  5,822,718
-----------------------------------------------------------------------------------------------------------
Tax Allocation -- 12.3%
     2,100,000      Baa*     Hawthorne Community Redevelopment Agency,
                                Tax Allocation, 6.700% due 9/1/20                                 2,268,000
     2,000,000      AAA      Rancho Cucamonga Redevelopment Agency, Tax
                                Allocation, MBIA-Insured, 5.250% due 9/1/26                       2,017,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                 May 31, 1998
--------------------------------------------------------------------------------

   FACE
  AMOUNT            RATINGS                           SECURITY                                     VALUE
===========================================================================================================
Tax Allocation -- 12.3% (continued)
   $ 2,000,000      AAA      San Jose Redevelopment Agency, Tax Allocation,
                                MBIA-Insured, 5.250% due 8/1/16                                $  2,030,000
-----------------------------------------------------------------------------------------------------------
                                                                                                  6,315,500
-----------------------------------------------------------------------------------------------------------
Transportation -- 17.5%
     2,000,000      Baa*     Foothill Eastern Transportation, California Toll Revenue,
                                6.000% due 1/1/34(b)                                              2,120,000
     2,000,000      AAA      Los Angeles County Metropolitan Transportation Authority,
                                Sales Tax Allocation, MBIA-Insured, 5.625% due 7/1/18             2,075,000
    20,000,000      AAA      San Joaquin Hills Transportation Corridor Agency,
                                Senior Lien Toll, (Escrowed to maturity with state &
                                local government securities), zero coupon bond to
                                yield 7.723% due 1/1/26                                           4,800,000
-----------------------------------------------------------------------------------------------------------
                                                                                                  8,995,000
-----------------------------------------------------------------------------------------------------------
Water & Sewer -- 19.6%
     1,240,000      AAA      Anaheim Public Finance Authority, Water Utility,
                                (Lenain Filtration Project), FGIC-Insured,
                                5.250% due 10/1/19                                                1,249,300
     2,000,000      AA       California State Department of Water Revenue,
                                Series L, 5.500% due 12/1/23                                      2,040,000
     2,140,000      AAA      East Bay Mud Wastewater System, FGIC-Insured,
                                5.000% due 6/1/26                                                 2,089,175
     2,000,000      BBB+     Kings County Waste Management Authority, Solid
                                Waste Revenue, 7.200% due 10/1/14(c)                              2,225,000
     1,000,000      AAA      Redding Joint Powers Financing Authority, Waste Water
                                Revenue, FGIC-Insured, 5.500% due 12/1/18                         1,025,000
     1,500,000      AAA      San Diego PCFA Sewer Revenue, FGIC-Insured,
                                5.000% due 5/15/20                                                1,464,375
-----------------------------------------------------------------------------------------------------------
                                                                                                 10,092,850
-----------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100%
                             (Cost -- $43,572,624**)                                            $51,464,675
===========================================================================================================

(a) Pre-Refunded bond is escrowed with U.S. government securities and is considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.

(b)   Security segregated by Custodian for open market purchase commitment.

(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 7 and 8 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Group ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   --    Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA    --    Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A     --    Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB   --    Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   --    Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.
            While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    --    Bonds rated "Aa" are judged to be of high quality by all
            standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A     --    Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa   --    Bonds rated "Baa" are considered as medium grade obligations,
            i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR    --    Indicates that the bond is not rated by Standard & Poor's or
            Moody's.

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1  --    Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus
            (+) sign.

A-1   --    Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong;
            those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 --   Moody's highest rating for issues having a demand feature --
            VRDO.

P-1   --    Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

AMBAC -- AMBAC Indemnity Corporation
COP   -- Certificate of Participation
FGIC  -- Financial Guaranty Insurance Company
FHA   -- Federal Housing Administration
GO    -- General Obligation
HFA   -- Housing Finance Agency
LOC   -- Letter of Credit
MBIA  -- Municipal Bond Investors Assurance Corporation
PCFA  -- Pollution Control Financing Authority
PCR   -- Pollution Control Revenue

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                     May 31, 1998
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $43,572,624)                        $51,464,675
  Interest receivable                                                    764,949
  Deferred organization costs                                             27,290
--------------------------------------------------------------------------------
  Total Assets                                                        52,256,914
--------------------------------------------------------------------------------
LIABILITIES:
  Payable to bank                                                        211,537
  Dividends payable                                                       94,198
  Management fees payable                                                 35,115
  Accrued expenses                                                        36,221
--------------------------------------------------------------------------------
  Total Liabilities                                                      377,071
--------------------------------------------------------------------------------
Total Net Assets                                                     $51,879,843
================================================================================
NET ASSETS:
  Par value of capital shares                                        $     3,658
  Capital paid in excess of par value                                 43,831,350
  Undistributed net investment income                                     68,023
  Accumulated net realized gain from security transactions                84,761
  Net unrealized appreciation of investments                           7,892,051
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $14.18 per share on 3,658,334 shares of $0.001
  par value outstanding; 500,000,000 shares authorized)              $51,879,843
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Nine Months Ended May 31, 1998

INVESTMENT INCOME:
  Interest                                                            $2,090,416
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 3)                                               343,458
  Audit and legal                                                         34,522
  Shareholder and system servicing fees                                   27,561
  Shareholder communications                                              25,446
  Amortization of deferred organization costs                             15,154
  Directors' fees                                                          2,970
  Pricing service fees                                                     2,672
  Registration fees                                                        2,228
  Custody                                                                  1,908
  Other                                                                    2,600
--------------------------------------------------------------------------------
  Total Expenses                                                         458,519
--------------------------------------------------------------------------------
Net Investment Income                                                  1,631,897
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions
    (excluding short-term securities):
      Proceeds from sales                                              3,519,810
      Cost of securities sold                                          3,371,689
--------------------------------------------------------------------------------
  Net Realized Gain                                                      148,121
--------------------------------------------------------------------------------
  Changes in Net Unrealized Appreciation of Investments:
    Beginning of period                                                5,823,868
    End of period                                                      7,892,051
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                              2,068,183
--------------------------------------------------------------------------------
Net Gain on Investments                                                2,216,304
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                                $3,848,201
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Nine Months Ended May 31, 1998 (unaudited)
and the Year Ended August 31, 1997
                                                       1998            1997
================================================================================
OPERATIONS:
  Net investment income                            $ 1,631,897     $ 2,269,926
  Net realized gain                                    148,121         602,584
  Increase in net unrealized appreciation            2,068,183       2,594,889
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations             3,848,201       5,467,399
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                             (1,580,398)     (2,304,816)
  Net realized gains                                  (373,150)     (1,207,250)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                   (1,953,548)     (3,512,066)
--------------------------------------------------------------------------------
Increase in Net Assets                               1,894,653       1,955,333
NET ASSETS:
  Beginning of period                               49,985,190      48,029,857
--------------------------------------------------------------------------------
  End of period*                                   $51,879,843     $49,985,190
================================================================================
* Includes undistributed net investment income of:     $68,023         $16,524
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

      1. SIGNIFICANT ACCOUNTING POLICIES

      The Greenwich Street California Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (h) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      In addition, organization costs have been deferred and are being amortized on a straight-line basis over a five year period, beginning at the commencement of the Fund's operations in September 1994.

      2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

      3. MANAGEMENT AGREEMENT AND AFFILIATED TRANSACTIONS

      Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Fund pays MMC a fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one director of the Fund are employees of Smith Barney Inc., another subsidiary of SSBH.


      4. INVESTMENTS

      For the nine months ended May 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $3,621,623
--------------------------------------------------------------------------------
Sales                                                               3,519,810
================================================================================

      At May 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $7,892,051
Gross unrealized depreciation                                              --
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $7,892,051
================================================================================

      5. PORTFOLIO CONCENTRATION

      Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

      6. FUTURES CONTRACTS

      Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

      The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At May 31, 1998, the Fund had no open futures contracts.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                         1998(1)     1997      1996   1995(2)(3)
================================================================================
Net Asset Value, Beginning of Period     $13.66     $13.13    $12.92    $12.00
---------------------------------------------------------------------------------
Income From Operations:
  Net investment income(4)                 0.45       0.62      0.63      0.60
  Net realized and unrealized gain         0.60       0.87      0.30      0.84
---------------------------------------------------------------------------------
Total Income From Operations               1.05       1.49      0.93      1.44
---------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                   (0.43)     (0.63)    (0.70)    (0.52)
  Net realized gains                      (0.10)     (0.33)    (0.02)       --
---------------------------------------------------------------------------------
Total Distributions                       (0.53)     (0.96)    (0.72)    (0.52)
---------------------------------------------------------------------------------
Net Asset Value, End of Period           $14.18     $13.66    $13.13    $12.92
---------------------------------------------------------------------------------
Total Return, Based on Market Value        5.74%++   13.39%    11.92%     0.25%++
---------------------------------------------------------------------------------
Total Return, Based on Net Asset Value*    8.15%++   12.19%     7.96%    12.24%++
---------------------------------------------------------------------------------
Net Assets, End of Period (000s)        $51,880    $49,985   $48,030   $47,250
---------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                              1.20%+     1.21%     1.15%     1.02%+
  Net investment income                    4.26+      4.64      4.75      5.16+
---------------------------------------------------------------------------------
Portfolio Turnover Rate                       7%        28%       42%        7%
---------------------------------------------------------------------------------
Market Value, End of Period             $12.938    $12.750   $12.125   $11.500
================================================================================

(1)   For the nine months ended May 31, 1998 (unaudited).

(2)   Based on the weighted average shares outstanding for the period.

(3) For the period from September 23, 1994 (commencement of operations) to August 31, 1995.

(4) The Manager has waived a portion of its management fees for the period ended August 31, 1995. If such fees were not waived, the per share decrease on net investment income would have been $0.01 and the expense ratio would have been 1.14%, annualized.

* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                               AMEX
  Record        Payable       Closing        Net Asset        Income          Reinvestment
   Date          Date         Price+           Value+        Declared             Price
==========================================================================================
 9/26/95        9/29/95      $11.500         $12.99          $0.05800           $11.65
10/24/95       10/27/95       11.625          13.27           0.05800            11.77
11/20/95       11/24/95       11.875          13.48           0.05800            12.02
12/26/95       12/29/95       12.000          13.80           0.05800            12.02
12/26/95*      12/29/95       12.000          13.80           0.02365            12.02
 1/23/96        1/26/96       12.063          13.75           0.05800            12.14
 2/20/96        2/23/96       11.938          13.78           0.05800            12.05
 3/26/96        3/29/96       11.750          13.27           0.05800            12.05
 4/23/96        4/26/96       12.000          13.10           0.05800            12.10
 5/28/96        5/31/96       12.000          13.19           0.05800            12.03
 6/25/96        6/28/96       12.000          12.96           0.05800            12.09
 7/23/96        7/26/96       12.375          13.14           0.05800            12.41
 8/27/95        8/30/96       12.125          13.27           0.05800            12.14
 9/24/96        9/27/96       11.875          13.25           0.05800            12.01
10/22/96       10/25/96       12.000          13.43           0.05800            12.14
11/25/96       11/29/96       12.500          13.73           0.05800            12.76
12/03/96*      12/13/96       12.375          13.49           0.33000            12.76
 1/28/97        1/31/97       12.563          13.12           0.05800            12.75
 2/25/97        2/28/97       12.500          13.42           0.05800            12.64
 3/24/97        3/27/97       12.375          13.02           0.05800            12.50
 4/22/97        4/25/97       12.500          12.91           0.05800            12.61
 5/27/97        5/30/97       12.563          13.17           0.05800            12.72
 6/24/97        6/27/97       12.750          13.48           0.05800            12.86
 7/22/97        7/25/97       12.688          13.79           0.05400            12.82
 8/26/97        8/29/97       12.688          13.62           0.05400            12.89
 9/23/97        9/26/97       12.625          13.95           0.05400            13.03
10/28/97       10/31/97       12.688          13.97           0.05400            12.90
11/24/97       11/28/97       12.688          14.00           0.05400            13.08
12/22/97*      12/26/97       13.000          14.17           0.10200            13.26
 1/27/98        1/30/98       13.000          14.25           0.05400            12.98
 2/24/98        2/27/98       12.813          14.23           0.05400            12.82
 3/24/98        3/27/98       12.875          14.19           0.05400            12.97
 4/21/98        4/24/98       12.750          14.05           0.05400            12.70
 5/26/98        5/29/98       12.625          14.14           0.05400            12.92
==========================================================================================

+ Effective October 24, 1995, the Fund changed its valuation date from payable date to record date. For the period ended September 26, 1995, the AMEX closing price and net asset value are as of payable date.

*   Capital gain distribution.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash.

      Distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "Street Name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in Street Name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check, mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the Common Stock is equal or exceeds the net asset value per share of the Common Stock on the date of valuation, plan participants will be issued shares of Common Stock at a price equal to the greater of (1) net asset value most recently determined or (2) 95% of the then current market price of the Common Stock.

      If the market price of the Common Stock is less than the net asset value of the Common Stock at the time of valuation, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy Common Stock in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. If following the commencement of purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the Common Stock, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value or
(b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

issued by the Fund at net asset value. First Data will begin to purchase Common Stock on the open market as soon as practicable after the payment date of the dividend and capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan may also be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266 or by telephone at 1-800-331-1710.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                                Greenwich Street
                                   CALIFORNIA
                              MUNICIPAL FUND INC.

DIRECTORS

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus
C. Richard Youngdahl, Emeritus

OFFICERS

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President and Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Mutual Management Corp.

CUSTODIAN

PNC Bank, N.A.


SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, MA 02266

This report is submitted for the general information of the shareholders of Greenwich Street California Municipal Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

GREENWICH STREET
CALIFORNIA MUNICIPAL FUND INC.
388 Greenwich Street
New York, New York 10013

FD0950   7/98